Exhibit 10.11.3
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                              TRAILER BRIDGE, INC.
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                              NON-EMPLOYEE DIRECTOR
                              ---------------------

                              STOCK INCENTIVE PLAN
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                              TRAILER BRIDGE, INC.


                             NON- EMPLOYEE DIRECTOR


                              STOCK INCENTIVE PLAN


                                TABLE OF CONTENTS

                                                                            Page


                                   Article I
                                     Purpose

                                   Article II
                                   Definitions

                                  Article III
                                 Administration
         3.1.     Board ......................................................2
         3.2.     Indemnification ............................................2

                                   Article IV
                                     Shares
         4.1.     Number of Shares Available .................................2
         4.2.     Shares Subject to Terminated Options .......................2
         4.3.     Adjustments ................................................3

                                   Article V
                                  Stock Options
         5.1.     Grant of Option ............................................3

                                   Article VI
             Terms Applicable to All Options Granted Under the Plan
         6.1.     Option Agreement ...........................................4
         6.2.     Options May Be Granted Separately or Together; No
                  Limitations on Other Options ...............................4
         6.3.     Acceleration ...............................................4
         6.4.     Limitations on Transfer of Options .........................4
         6.5.     Taxes ......................................................4
         6.6.     Rights and Status of Recipients ............................5
         6.7.     Share Certificates; Representation by Participants;
                  Registration Requirements ..................................5






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                                  Article VII
                            Amendment and Termination
         7.1.     Amendment ..................................................5
         7.2.     Termination ................................................5

                                  Article VIII
                               General Provisions
         8.1.     Effective Date of the Plan .................................5
         8.2.     Unfunded Status of Plan ....................................6
         8.3.     Miscellaneous ..............................................6








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                              TRAILER BRIDGE, INC.
                   NON-EMPLOYEE DIRECTOR STOCK INCENTIVE PLAN


Purpose

         The purpose of the Trailer Bridge, Inc. Non-Employee Director Stock Incentive Plan (the "Plan") is to assist Trailer Bridge, Inc. (the "Company") and its Affiliates in attracting and retaining highly competent individuals to serve as Non-Employee Directors who will contribute to the Company's success, and in motivating such persons to achieve long-term objectives which will inure to the benefit of all shareholders of the Company.

Definitions

         Affiliate means (a) any corporation that is defined as a subsidiary corporation in Section 424(f) of the Code, or (b) any corporation that is defined as a parent corporation in Section 424(e) of the Code.

         Board means the Board of Directors of the Company.

         Code means the Internal Revenue Code of 1986, as amended from time to time. Any reference to a particular section of the Code shall include any subsequently enacted successor provision thereto.

         Exchange Act means the Securities Exchange Act of 1934, as amended.

         Fair Market Value means, with respect to any property (including, without limitation, any Shares or other securities), the fair market value of such property determined by such methods as shall be established from time to time by the Board.

         Non-Employee Director means a member of the Board of Directors of the Company who is not an employee of the Company or any Affiliate.

         Option means any option to purchase Shares granted pursuant to the Plan. No Option shall be an incentive stock option as defined in Code Section 422.

         Participant means any Non-Employee Director receiving an Option.

         Plan means the Trailer Bridge, Inc. Non-Employee Director Stock Incentive Plan as set forth herein, and as the same may be amended from time to time.

         Rule 16b-3 means Rule 16b-3 as promulgated by the Securities and Exchange Commission under Section 16(b) of the Exchange Act, as such rule may be amended from time to time, and any successor rule.

         Shares mean the shares of common stock of the Company.





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Administration

Board. The Plan shall be administered by the Board. Subject to the terms of the Plan and applicable law, the Board shall have full power and authority to:
(i) designate persons to be Participants; (ii) determine the type, amount, duration, and other terms and conditions of Options to be granted to each Participant (including whether, to what extent, and under what circumstances Options may be settled or exercised in cash, Shares, other securities, or other property and whether, to what extent, and under what circumstances cash, Shares, other securities, other property, and other amounts payable with respect to an Option shall be deferred either automatically or at the election of the holder thereof or of the Board); (iii) interpret and administer the Plan and any instrument or agreement relating to, or Option granted under, the Plan with respect to any Participant; (iv) waive any conditions or other restrictions with respect to (including, without limitation, conditions regarding the exercise of an Option), amend, alter, suspend, discontinue, or terminate any Option granted to any Participant, prospectively or retroactively, but no such action shall impair the rights of any Participant without his or her consent except as provided in Section 4.3, and correct any defect, supply any omission, or reconcile any inconsistency in any Option or Option Agreement granted to a Participant in the manner and to the extent it shall deem desirable to carry the Plan into effect; (v) establish, amend, suspend, or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan with respect to Participants; and (vi) make any other determination and take any other action that the Board deems necessary or desirable for the administration of the Plan. Unless otherwise expressly provided in the Plan, all determinations, interpretations, and other decisions under or with respect to the Plan or any Option shall be within the sole discretion of the Board, may be made at any time, and shall be final, conclusive, and binding upon all persons. .

Indemnification. No member or former member of the Board shall be liable for any action or inaction or determination made in good faith with respect to the Plan or any Option. To the maximum extent permitted by applicable law and by the Company's Certificate of Incorporation and Bylaws, each such person shall be indemnified and held harmless by the Company against any cost or expense and liability (including any sum paid in settlement of a claim with the approval of the Company), arising out of any act or omission to act in connection with the Plan. Costs and expenses to be indemnified hereunder shall include reasonable attorney's fees and expenses as incurred, provided that the person being indemnified agrees to repay in full amounts advanced hereunder in the event of a final determination by a court that such person is not entitled to indemnification hereunder.


Shares

Number of Shares Available. Subject to Section 4.3, the maximum number of Shares which may be issued under the Plan is fifty thousand (50,000) Shares.

Shares Subject to Terminated Options. Shares covered by any unexercised portions of terminated Options may again be subject to new Options. In the event the exercise price of an Option is paid in whole or in part through the delivery of Shares, the gross number of Shares issuable in connection with the exercise of the Option shall not again be available for the grant of Options under the Plan.






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Adjustments. In the event that the Board shall determine that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of securities of the Company, or other similar corporate transaction or event affects the Shares such that an adjustment is determined by the Board to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Board may, in such manner as it may deem equitable, adjust as to Participants any or all of (i) the number and type of Shares subject to the Plan and which thereafter may be made the subject of Options, (ii) the number and type of Shares subject to outstanding Options, and (iii) the grant, purchase, or exercise price with respect to any Option, or, if deemed appropriate, make provisions for a cash payment to the holder of an outstanding Option. In addition, in the event the Company or any Affiliate shall assume outstanding options or the right or obligation to grant future options in connection with the acquisition of another business or another corporation or business entity, the Board may make such adjustments, not inconsistent with the terms of the Plan, in the terms of Options granted to Participants as it shall deem appropriate in order to achieve reasonable comparability or other equitable relationship between the assumed options and the Options granted to Participants. The Board also may make such other adjustments as it deems necessary to take into consideration any other event (including accounting changes) if the Board determines that such adjustment is appropriate to avoid distortion in the operation of the Plan. Nothing in this Section 4.3 shall require the Board to issue any fractional shares and any adjustment shall be rounded to the nearest whole share.


Stock Options

Grant of Option. The Board is hereby authorized to grant Options to Non-Employee Directors with such terms and conditions, in each case not inconsistent with the provisions of the Plan, as the Board shall determine.

Exercise Price. The exercise price per Share purchasable under an Option shall be determined at the time of grant and shall be not less than 100% of the Fair Market Value of the Share on the date of grant of such Option.

Exercisability and Method of Exercise. An Option may contain such performance targets and waiting periods, and shall become exercisable in such manner and within such period or periods and in such installments or otherwise, as shall be determined by the Board at the time of grant. The Board shall also determine the method by which, and the form (including, without limitation, cash, Shares, other securities, or other property, or any combination thereof, having a Fair Market Value on the exercise date equal to the relevant exercise price), in which payment of the Option exercise price may be made (including payment in accordance with a cashless exercise program under which, if so instructed by the Participant, Shares may be issued directly to the Participant's broker or dealer upon receipt of the purchase price in cash from the broker or dealer).






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Terms Applicable to All Options Granted Under the Plan

Option Agreement. No person shall have any rights under any Option granted under the Plan unless and until the Company and the Participant to whom such Option shall have been granted shall have executed and delivered an Option Agreement. If there is any conflict between the provisions of an Option Agreement and the terms of the Plan, the terms of the Plan shall control.

Options May Be Granted Separately or Together; No Limitations on Other Options. Options may be granted either alone or in addition to, in tandem with, or in substitution for any other Option or any award granted under any other plan of the Company or any Affiliate, and the terms and conditions of an Option need not be the same with respect to each Participant.

Acceleration. The Board is authorized in its discretion to accelerate the exercisability of any Option held by a Participant, including, without limitation, upon a change of control of the Company as determined by the Board, the sale by the Company of all or substantially all its assets to an unrelated party, or the liquidation and dissolution of the Company.

Limitations on Transfer of Options. Except as determined otherwise by the Board, the rights and interest of a Participant under the Plan may not be assigned, alienated, sold, or transferred other than by will or the laws of descent and distribution; provided, however, that at the discretion of the Board, (i) a Participant may be entitled to designate a beneficiary or beneficiaries to exercise his or her rights with respect to any Option upon the death of the Participant, and (ii) a Participant (and such Participant's permitted transferee(s)) may be entitled to transfer an Option without consideration to such Participant's children, grandchildren and/or spouse (or to one or more trusts or other entities for the benefit of any such family members or to one or more partnerships, corporations or other entities in which any such family members are the only equity owners). Except as determined otherwise by the Board or except to the extent that a transfer of an Option has been permitted hereunder by the Board, during the lifetime of a Participant, only the Participant personally, or if permissible under applicable law, such individual's guardian or legal representative, may exercise rights under the Plan. No Option, and no right under any such Option, may be pledged, alienated, attached, or otherwise encumbered, and any purported pledge, alienation, attachment, or encumbrance thereof shall be void and unenforceable against the Company or any Affiliate.

Taxes. The Company shall be entitled to withhold (or secure payment from the Participant in lieu of withholding) the amount of any withholding or other tax required by law to be withheld or paid by the Company in connection with such Participant's Option, and the Company may defer issuance of the Shares upon the exercise of an Option unless indemnified to its satisfaction against any liability for any such tax. The Board may prescribe in each Option Agreement one or more methods by which the Participant will be permitted or required to satisfy his or her tax withholding obligation, which methods may include, without limitation, the payment of cash by the Participant to the Company and the withholding from the Option, at the appropriate time, of a number of Shares sufficient, based upon the Fair Market Value of such Shares, to satisfy such tax withholding requirements.






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Rights and Status of Recipients.  No Non-Employee Director shall have any right to be granted an Option. Neither the Plan nor any action taken hereunder shall be construed as giving any Non-Employee Director any right to continue as a Non-Employee Director of the Company.

Share Certificates; Representation by Participants; Registration Requirements. All certificates for Shares delivered pursuant to the exercise of any Option shall be subject to such stop transfer orders and other restrictions as the Board may deem advisable under the Plan or the rules, regulations, and other requirements of the Securities and Exchange Commission and any applicable federal or state securities laws, and legends may be put on any such certificates to make appropriate reference to such restrictions. The Board may require each Participant to represent to the Company in writing that such Participant is acquiring Shares without a view to the distribution thereof. Each Option shall be subject to the requirement that, if at any time (i) the listing, registration or qualification of Shares relating to such Option on any securities exchange or under any state or federal securities laws, or (ii) the approval of any securities exchange or regulatory body is necessary or desirable as a precondition thereto, the Option or the issuance of Shares in connection therewith may not be consummated unless such listing, registration, qualification or approval shall have been effected.


Amendment and Termination

Amendment. The Board of Directors of the Company may amend, alter, suspend, discontinue, or terminate the Plan at any time; provided, however, that no amendment, alteration, suspension, discontinuation or termination of the Plan shall in any manner (except as otherwise provided in this Article VII) adversely affect any Option, without the consent of the Participant.

Termination. The Plan shall terminate at the close of business on the tenth anniversary of the effective date, provided, however, the Board of Directors of the Company shall have the right and the power to terminate the Plan at any time prior thereto. No Option shall be granted under the Plan after such termination, but such termination shall not have any other effect, and any Option outstanding at the time of such termination may be exercised after termination at any time prior to the expiration date of such Option to the same extent such Option would have been exercisable had the Plan not terminated.


General Provisions

Effective Date of the Plan. The Plan shall be effective as of the date of its adoption by the Board of Directors of the Company, subject to approval of the Plan by the Company's stockholders within one year thereafter by (i) a majority of the votes cast at a duly held meeting of the stockholders of the Company at which a quorum representing a majority of all outstanding stock is present, either in person or by proxy, or (ii) by unanimous written consent of the Company's stockholders. In the event that the Plan is not so approved within such one-year period, all Options granted under the Plan shall be null and void.






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Unfunded Status of Plan. The Plan shall be unfunded and shall not create (or be construed to create) a trust or a separate fund or funds. The Plan shall not establish any fiduciary relationship between the Company and any Participant or other person. To the extent any person holds any right by virtue of a grant under the Plan, such right shall be no greater than the right of an unsecured general creditor of the Company.

Miscellaneous. The Plan and all determinations made and actions taken pursuant to the Plan shall be governed by the laws of the state of Florida and applicable federal laws. Section headings are used in the Plan for convenience only, do not constitute a part of the Plan, and shall not be deemed in any way to be relevant to the interpretation of the Plan or any provision thereof. Whenever possible, each provision in the Plan and every Option shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of the Plan or any Option shall be held to be prohibited by or invalid under applicable law, then (i) such provision shall be deemed amended to accomplish the objectives of the provision as originally written to the fullest extent permitted by law and (ii) all other provisions of the Plan and every other Option shall remain in full force and effect.








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